UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRI BIO, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2023 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

Meeting Date
July 7, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 7, 2023: The Notice of Annual Meeting, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022, and the proxy card, are available at www.proxyvote.com.

________________________
In this Proxy Statement, the words “GRI Bio,” the “Company,” “we,” “our,” “us” and similar terms refer to GRI Bio, Inc. unless the context indicates otherwise.

2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037

May 26, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 annual meeting of stockholders of GRI Bio, Inc. to be held at 11:00 a.m. Eastern Time on Friday, July 7, 2023. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/GRI2023. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about GRI Bio, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, two people will be elected to our board of directors (the Board or Board of Directors). In addition, we will ask stockholders to ratify the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2023. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On May 26, 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the Internet Availability Notice) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of GRI Bio, Inc.
Sincerely,
W. Marc Hertz, Ph.D.
Chief Executive Officer

2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(619) 400-1170

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

The 2023 Annual Meeting of Stockholders (Annual Meeting) of GRI Bio, Inc. (Company) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRI2023 on Friday, July 7, 2022 at 11:00 a.m., Eastern Time, for the following purposes:
1.To elect each of W. Marc Hertz and David Szekeres to the Company's Board of Directors, to serve as Class III directors until the Company's 2026 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
2.To ratify the appointment of Sadler, Gibb & Associates LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
A list of stockholders of record will be available at the annual meeting and during the 10 days prior to the annual meeting, at our principal executive offices located at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
The Company's Board of Directors has fixed the close of business on May 18, 2023 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or voting instruction form. Submitting your proxy over the Internet, by telephone, or by mail will ensure your shares are represented at the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Please read the enclosed information carefully before voting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About Proxy Materials, Voting and Attending the Annual Meeting" section of this Proxy Statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,
Leanne Kelly
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 7, 2023

The Notice of Annual Meeting, the proxy statement, our form of proxy card and our 2022 annual report to stockholders are available for viewing at www.proxyvote.com. To view these materials please have your 16-digit control numbers available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors - SEC Filings” section of our website at www.gribio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROXY STATEMENT FOR GRI BIO, INC .
2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023
This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, contains information about the 2023 annual meeting of stockholders of GRI Bio, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., Eastern Time, on Friday, July 7, 2023, virtually at www.virtualshareholdermeeting.com/GRI2023.
In this proxy statement, the terms “GRI,” “the Company,” “we” and “us” refer to GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc.) and its subsidiaries. On April 21, 2023, pursuant to that Agreement and Plan of Merger, dated as of December 13, 2022, as amended on February 17, 2023 (the Merger Agreement), by and among GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc.), GRI Bio Operations, Inc. (formerly known as GRI Bio, Inc.), a Delaware corporation, (GRI Operations) and Vallon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (Merger Sub), Merger Sub was merged with and into GRI Operations (the Merger), with GRI Operations surviving the Merger as a wholly owned subsidiary of the Company. Prior to the closing of the Merger (the Closing), we were known as Vallon Pharmaceuticals, Inc., accordingly references to “Vallon” refer to the Company prior to the completion of the Merger.
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about May 26, 2023, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders.

2023 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Common Shares Eligible to Vote as of the Record Date
11:00 a.m. (Eastern Time) on July 7, 2023	May 18, 2023	Virtual Audio Webcast	2,918,954
VOTING MATTERS

Board Recommendation
Proposal No. 1:	The election of each of W. Marc Hertz, Ph.D. and David Szekeres to our Board of Directors, to serve as Class III directors until the Company's 2026 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.	FOR
Proposal No. 2:	The ratification of the appointment of Sadler, Gibb & Associates LLC as the Company's independent registered public accounting firm for the year ending December 31, 2023.	FOR
OUR DIRECTOR NOMINEES
You are being asked to vote on the election of W. Marc Hertz, Ph.D. and David Szekeres, each of whom currently serve on our Board of Directors. Our directors are divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Executive Officers and Directors - Directors" section of this Proxy Statement.

				Committee Membership
Name	Age	Director Since	Principal Occupation	AC	CC	NCGC

W. Marc Hertz, Ph.D.	53	2023	Chief Executive Officer, GRI Bio, Inc.
David Szekeres	49	2023	Chief Operating Officer and Head of Finance, Heron Therapeutics, Inc.	♦	♦

AC = Audit Committee; CC = Compensation Committee; NCGC = Nominating and Corporate Governance Committee
CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	5
Number of Independent Directors	3
Independent Chair of the Board	Yes
Review of Independence of the Board	Annual
Independent Directors Meet Without Management Present	Yes
Diversity of Board Background, Experience and Skills	Yes

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING AND ATTENDING THE ANNUAL MEETING

Proxy Materials

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the U.S. Securities and Exchange Commission (SEC). This approach provides a timely and convenient method of accessing the materials and voting. On or about May 26, 2023, we will begin mailing a “Notice of Internet Availability of Proxy Materials” to stockholders, which will include instructions on how to access our notice of annual meeting of stockholders, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (Annual Report) and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report, if you prefer.
What is the purpose of the proxy materials?
Our Board of Directors is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (Annual Meeting), to be held at virtually, on Friday, July 7, 2023, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. You received a Notice of Internet Availability of Proxy Materials because you owned shares of the Company’s common stock at the close of business on May 18, 2023 (Record Date), and that entitles you to vote at the Annual Meeting. The proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
What is included in the proxy materials?
The proxy materials include:
•the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
•our Annual Report; and
•a proxy or voting instruction card that accompanies these materials.
What information is contained in this Proxy Statement and our Annual Report?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our common stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.
How can I access the proxy materials over the Internet?
The Notice of Internet Availability of Proxy Materials contains instructions on how to:
•view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
•instruct us to send our future proxy materials to you electronically by email.
Our proxy materials are also available at http://www.proxyvote.com, where you will be asked to enter your 16 digit control number provided in the Notice of Internet Availability of Proxy Materials in order to access such materials.
Choosing to receive your future proxy materials or "Notice and Access" notification by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.
Why Are You Holding a Virtual Annual Meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management, as time permits.
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How do I access the Virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/GRI2023 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the Annual Meeting.
All of our stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. It could become necessary to change the date, time, and/or means of holding the Annual Meeting (including by means of an in person meeting). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/GRI2023, typing your question into the ‘‘Ask a Question” field, and clicking ‘‘Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints.
What Happens if There Are Technical Difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the number on the log in screen at www.virtualshareholdermeeting.com/GRI2023.

Voting Information

What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	The election of each of W. Marc Hertz, Ph.D. and David Szekeres to our Board of Directors, to serve as Class III directors until the Company's 2026 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
Proposal No. 2:	The ratification of the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
See the Proposals section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.
How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:

Board Recommendation
Proposal No. 1:	The election of each of W. Marc Hertz, Ph.D. and David Szekeres to our Board of Directors, to serve as Class III directors until the Company's 2026 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.	FOR
Proposal No. 2:	The ratification of the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR
GRI Bio, Inc. - 2023 Proxy Statement | 11

How many votes do I have?
There were 2,918,954 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Our common stock is our only class of voting stock. Cumulative voting for directors is not permitted.
What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?
Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions contained in the Notice of Internet Availability of Proxy Materials or on the proxy card that accompanied your proxy materials. See “How can I vote my shares?” below.
•Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and certain proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the Notice of Internet Availability of Proxy Materials or on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares ?” below.
How can I vote my shares?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each nominee for director and with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the Notice of Internet Availability of Proxy Materials or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•By attending the virtual meeting. You can visit www.virtualshareholdermeeting.com/GRI2023, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card or Notice in hand when you visit the website.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on July 6, 2023.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.
GRI Bio, Inc. - 2023 Proxy Statement | 12

Can I change my vote or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
You may receive more than one Notice of Internet Availability of Proxy Materials or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my shares?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How can I vote my shares?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
How many shares must be present or represented to conduct business at the Annual Meeting?
A "quorum" is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of one-third of the voting power of the stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting; provided, however, that where a separate vote by a class or series or classes or series is required, one-third of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
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What are the voting requirements to approve the proposals discussed in this Proxy Statement?
•Proposal No. 1: Election of directors. The nominees for directors, in an uncontested election, will be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.
•Proposal No. 2: Ratification of the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The approval of this Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Sadler, Gibb & Associates LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee of our Board of Directors will reconsider its selection.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice of Internet Availability of Proxy Materials and these proxy materials, as well as for soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the applicable proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.
Who will count the votes?
Votes will be counted by the inspector of election appointed for the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting. If final results are unavailable at the time we file the Current Report on Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What is the “Merger” referred to in this proxy statement?
On April 21, 2023, pursuant to the Merger Agreement, Merger Sub was merged with and into GRI Operations, with GRI Operations surviving the Merger as a wholly owned subsidiary of the Company. In connection with the Merger, and prior to the effective time of the Merger (the Effective Time), we effected a reverse stock split of the Company’s common stock at a ratio of 1-for-30 (the Reverse Split). Unless otherwise noted, all references to share and per share amounts contained herein reflect the Reverse Split. Also, in connection with the Closing, we amended our certificate of incorporation and bylaws to change our name from “Vallon Pharmaceuticals, Inc.” to “GRI Bio, Inc.”
GRI Bio, Inc. - 2023 Proxy Statement | 14

Attending the Meeting

How can I attend the Annual Meeting?
This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/GRI2023 shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the Annual Meeting in order to vote.

PROPOSALS

Proposal 1: Election of Directors

On April 21, 2023, pursuant to the Merger Agreement, Merger Sub was merged with and into GRI Operations, with GRI Operations surviving the Merger as a wholly owned subsidiary of the Company.
In accordance with the Merger Agreement and effective as of the Effective Time, the Board of Directors appointed W. Marc Hertz, Ph.D., David Szekeres, Roelof Rongen, and Camilla V. Simpson, M.Sc. to the Board. David Baker, an existing director of Vallon, remained on the Board. Mr. Szekeres was appointed as the chair of the Board.
On May 11, 2023, based on the recommendation of our nominating and corporate governance committee, our Board of Directors nominated W. Marc Hertz, Ph.D. and David Szekeres for election at the annual meeting. The Board of Directors currently consists of five members, classified into three classes as follows: David Baker constitutes a class with a term ending at the 2024 annual meeting of stockholders; Roelof Rongen and Camilla V. Simpson, M.Sc. constitute a class with a term ending at the 2025 annual meeting of stockholders; and W. Marc Hertz, Ph.D. and David Szekeres constitute a class with a term ending at the 2023 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
The Board of Directors has voted to nominate W. Marc Hertz, Ph.D. and David Szekeres for election at the annual meeting as the Class III directors for a term of three years to serve until the 2026 annual meeting of stockholders, and until their respective successors have been elected and qualified. The Class I director (David Baker) and the Class II directors (Roelof Rongen and Camilla V. Simpson, M.Sc.) will serve until the annual meetings of stockholders to be held in 2024 and 2025, respectively, and until their respective successors have been elected and qualified.
If you properly submit a proxy without giving specific voting instructions, the shares represented by the enclosed proxy will be voted FOR the election of W. Marc Hertz, Ph.D. and David Szekeres as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in such nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Biographical information and the attributes, skills and experience of each nominee that led our nominating and corporate governance committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Executive Officers and Directors" section of this Proxy Statement.
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Vote Required and Recommendation of Our Board of Directors
The nominees for directors, in an uncontested election, will be elected if the number of votes cast FOR the nominee’s election exceeds the number of votes cast AGAINST the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either FOR, AGAINST or ABSTAIN. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF W. MARC HERTZ, PH.D AND DAVID SZEKERES AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

As previously disclosed, on April 21, 2023, the audit committee following careful deliberation, approved the dismissal of EisnerAmper LLP, the Company’s independent registered public accounting firm, and appointed Sadler, Gibb & Associates LLC, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. Sadler, Gibb & Associates LLC has served as GRI Operations’ independent registered public accounting firm since 2020. EisnerAmper LLP was our independent registered public accounting firm for the fiscal year ended December 31, 2022. The Board of Directors proposes that the stockholders ratify the appointment of Sadler, Gibb & Associates LLC. We expect that representatives of Sadler, Gibb & Associates LLC will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Sadler, Gibb & Associates LLC, the audit committee reviewed auditor independence issues and existing commercial relationships with Sadler, Gibb & Associates LLC and concluded that Sadler, Gibb & Associates LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
Information regarding the fees paid to our independent registered public accounting firm in 2022 and 2021 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with the recommendation of our Board of Directors.
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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of May 18, 2023.

Name	Age	Position
Executive Officers
W. Marc Hertz, Ph.D.	53	President, Chief Executive Officer and Director (Principal Executive Officer)
Leanne Kelly	46	Chief Financial Officer (Principal Financial and Accounting Officer)
Vipin Kumar Chaturvedi, Ph.D.	63	Chief Scientific Officer
Albert Agro, Ph.D.(1)	58	Chief Medical Officer

Non-Employee Directors
David Szekeres(2)(3)	49	Chair of the Board
David Baker	59	Director
Roelof Rongen(2)(4)	58	Director
Camilla V. Simpson, M.Sc.(2)(3)(4)	51	Director
(1)We entered into consulting agreement with Dr. Agro which provides that Dr. Agro will remain a consultant until the earlier of (i) the date at which he becomes a full-time employee of the Company; and (ii) September 1, 2023, unless terminated earlier by either the Company or Dr. Agro, upon thirty (30) days prior written notice.
(2)Member of the audit committee.
(3)Member of the compensation committee.
(4)Member of the nominating and corporate governance committee.

Executive Officers

Biographical information regarding our executive officers as of May 18, 2023 is set forth below. Our executive officers are appointed by our Board of Directors.
W. Marc Hertz, Ph.D., has served as our President and Chief Executive Officer and as a member of our Board since April 2023. He co-founded GRI Operations in 2009 and served as Chief Executive Officer and Chairperson of its board of directors since its inception. In addition to his management positions, Dr. Hertz previously served on the boards of directors of GemVax AS from 2005 to 2009, Evozym Biologics Inc., from 2014 to 2018, and Multimeric Biotherapeutics since 2008. Dr. Hertz has also held several senior positions at companies in the biotechnology industry since 1998. Dr. Hertz received his undergraduate degree in biology from Bowdoin College and his Ph.D. in immunology and microbiology from the University of Colorado Medical School.
We believe Dr. Hertz’s service as GRI Operations’ co-founder and Chief Executive Officer and his extensive experience in the biotechnology industry qualifies him to serve as a member of our Board of Directors.
Leanne Kelly has served as our Chief Financial Officer since the closing of the Merger in April 2023. She brings over 20 years of experience leading private and publicly traded companies across life science, technology and e-Commerce sectors with a foundation in public accounting. From May 2021 until the closing of the Merger, she served as the Chief Financial Officer of Vallon. From 2016 to 2021, she served as the Controller and Executive Director, Global Financial Reporting at OptiNose, Inc., a $74 million revenue specialty pharmaceutical company. Over the course of her career, she has held Senior Vice President of Finance, Controller and Chief Financial Officer positions in private and public companies such as Flower Orthopedics, Iroko Pharmaceuticals, LLC, and Genaera Corporation. Ms. Kelly began her career as an auditor with KPMG LLP. While serving in those roles, Ms. Kelly's work included multi-million dollar financings, M&A diligence and support. She also has experience in financial oversight, internal and external financial reporting, forecasting, and financial analysis, as well as investor and public relations. Ms. Kelly received her Bachelor of Science degree in Business Economics with a concentration in Accounting from Lehigh University, and is a licensed CPA (inactive status) in the state of Pennsylvania.
Vipin Kumar Chaturvedi, Ph.D. has served as our Chief Scientific Officer since April 2023. He co-founded GRI Operations in 2009 and, since its inception, served as a member of its board of directors and as Chairperson of its scientific advisory board. Dr. Chaturvedi served as GRI Operations’ Chief Scientific Officer from 2009 to 2017 and from 2022 to April 2023. Dr. Chaturvedi has served as a Professor of Medicine, Laboratory of Immune Regulation at the University of California, San Diego since April 2015. In 2015, Dr. Chaturvedi co-founded Simomics, UK, a simulation software company and served as a non-executive director from 2015 to July 2022. Additionally, Dr.
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Chaturvedi has served on the board of directors of Vidur Discoveries, LLC, a consulting company, since 2009. Dr. Chaturvedi obtained his undergraduate degree in biology from the Kanpur University, India, his masters in biochemistry, molecular biology and immunology from the Institute of Medical Education & Research, India, and his Ph.D. in biochemistry from the Indian Institute of Science, India
Albert Agro. Ph.D. has served as a consultant to the Company with the title Chief Medical Officer since April 2023. He co-founded GRI Operations in 2009 and served as a consultant to GRI Operations with the title Chief Medical Officer from August 2017 until April 2023. Dr. Agro has served as President and Chief Executive Officer of Columbia Therapeutics Inc. since April 2021 and has over 20 years of experience in the biotechnology and pharmaceutical industries having held several senior clinical and development positions, including Chief Executive Officer of Sublimity Therapeutics Inc. from March 2018 to April 2021 and Chief Medical Officer at Cynapsus from June 2012 to September 2016. Additionally, Dr. Agro currently serves as an assistant professor in the Department of Pathology and Molecular Medicine at McMaster University. Dr. Agro received in Ph.D. in immunology from the Department of Medicine at McMaster University.

Non-Employee Directors

Biographical information as of May 18, 2023 and the attributes, skills and experience of each director that led our nominating and corporate governance committee and our Board of Directors to determine that such individual should serve as a director are discussed below.
David Szekeres has served as a member of our Board since April 2023. He has more than two decades of experience in the global life sciences industry as a finance and business development executive, deal maker, legal counsel and board member. Mr. Szekeres joined Heron Therapeutics, Inc. in March 2016 and serves as Chief Operating Officer and Head of Finance. Prior to this, he served as Chief Business Officer, Principal Financial Officer and General Counsel at Regulus Therapeutics Inc. from 2014 to 2016. Mr. Szekeres also served as head of Mergers and Acquisitions, Securities and Governance, at Life Technologies Corporation from 2008 through its acquisition by Thermo Fisher Scientific in February 2014. Mr. Szekeres served as corporate attorney at a number of law firms, including Latham & Watkins LLP from 2006 to 2008. Mr. Szekeres currently serves on Sanford Burnham Prebys’ board of directors. He served on the board of directors of Edico Genome Inc. from March 2014 until its acquisition by Illumina in 2018 and Patara Pharma from October 2014 until its acquisition by Roivant Sciences in 2018. Mr. Szekeres received his undergraduate degree in criminology, law and society from the University of California, Irvine and his J.D. from Duke University School of Law.
We believe that Mr. Szekeres’s extensive experience as an executive and serving on other boards of directors in the biotechnology and bitotherapeutic industry qualifies him to serve on our Board of Directors.
David Baker has served as a member of our Board from January 15, 2019 until August 23, 2019, and upon the consummation of the initial public offering of our common stock on February 12, 2021, he was again appointed as a director. He previously served as Vallon’s President and Chief Executive Officer from January 15, 2019 until April 12, 2023. Prior to being appointed Vallon’s since January 15, 2018. He previously served as the Interim Chief Executive Officer and Chief Commercial Officer of Alcobra Ltd. (now known as Arcturus), where he oversaw the development of ADAIR. Prior to joining Alcobra Ltd., he worked at Shire Pharmaceuticals for 10 years, including as Vice President of Commercial Strategy and New Business in the Neuroscience Business Unit. In that role, Mr. Baker led the commercial assessment of neuroscience licensing opportunities, managed commercial efforts on pipeline CNS products, and led the long-term strategic planning process. Previously, he served as Global General Manager for Shire’s Vyvanse® where he led the launch of Vyvanse and led global expansion efforts including successful establishment of a partnership in Japan and launches in Canada and Brazil. Prior to that, Mr. Baker served as Vice President of Marketing for all of Shire’s ADHD products. From 1990 through 2004, Mr. Baker worked at Merck & Co., where he held positions of increasing responsibility in marketing, sales, market research, and business development. In addition to his knowledge and experience with CNS medications, Mr. Baker’s expertise includes therapeutics for osteoporosis, migraine, and hyperlipidemia. He has been directly involved with the marketing of five medications with annual sales in excess of $1.0 billion each. Mr. Baker graduated Magna Cum Laude with a bachelor’s degree in Economics and Computer Science from Duke University. He earned a Master of Business Administration in Marketing from Duke’s Fuqua School of Business. Mr. Baker also serves on the board of directors of Benchworks, Inc., a private healthcare advertising agency.
We believe that Mr. Baker’ service as our President and Chief Executive Officer and his extensive expertise in the biotechnology industry qualifies him to serve as a member of our Board of Directors.
Roelof Rongen has served as a member of our Board since April 2023. He is a serial entrepreneur, company builder and R&D/Commercial Development leader with extensive experience across many therapeutic areas and functions. Mr. Rongen has served as Chief Executive Officer of gene-therapy company, Adolore BioTherapeutics, since July 2022, Managing Partner of AsteRx Pharma Consulting since September 2018, and Founder/Chief Executive Officer of Innovative Molecules since June 2019. In 2012, he founded and progressed Matinas BioPharma (omega-3 and lipid-crystal nano-particle drug delivery) into a public company (NYSE:MTNB) until his departure in March 2018. Mr. Rongen was integral to the development and commercialization of products such as Humira® and Lovaza®. Prior to founding Matinas BioPharma, Mr. Rongen served as Executive Vice President at Trygg Pharma from 2010 to 2012 where he facilitated Norway’s Aker Group’s entry into the prescription omega-3 business, and ultimate sale to FMC. Before Aker, Mr. Rongen was
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VP for IP and Portfolio Management at Reliant Pharmaceuticals (acquired by GlaxoSmithKline) where he in-licensed Lovaza® and led development and pre-launch activities. Earlier in his career, Mr. Rongen was Global Product Director for Humira® and other Immunology Programs at BASF Pharma (acquired by Abbott/Abbvie). Mr. Rongen started his professional career as a management consultant at Arthur D. Little’s Technology Innovation Management practice and as a biotech/pharmaceutical consultant at The Wilkerson Group (acquired by IBM). Mr. Rongen received a Master of Science in Engineering (MSE) in Molecular Sciences (with Biotechnology/Bio-Process Technology focus) graduate degree from Wageningen University in the Netherlands and an MBA from the Kellogg Business School at Northwestern University.
We believe that Mr. Rongen’s experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.
Camilla V. Simpson, M.Sc. has served as a member of our Board since April 2023. She has served as a member of Spruce Biosciences board of directors since October 2017. Since April 2021, Ms. Simpson has been Chief Executive Officer of Zehna Therapeutics, an early stage biotech and spin-out form the Cleveland Clinic. Since April 2019, Ms. Simpson has been the Managing Member and President of Rare Strategic, LLC where she provides strategic advice and consulting services to Biotech companies. Ms. Simpson joined the board of directors of Dyve Biosciences in December 2020. From April 2017 to April 2019, Ms. Simpson was SVP, Head of Product Portfolio Development at BioMarin where she was responsible for corporate and R&D governance, program leadership, project management, competitive intelligence, portfolio strategy, and business analytics. From October 2014 to April 2017, Ms. Simpson was Group Vice President Global Regulatory Affairs at BioMarin, and from March 2014 to October 2014, Ms. Simpson was Vice President Regulatory Affairs EU at BioMarin. She also spent 12 years at Shire, where after multiple roles of increasing responsibility, ultimately held the position of Vice President Regulatory Affairs Early Development and Business Development. Ms. Simpson holds a B.Sc. from University College Galway, Ireland, a B.Sc. Hons. from Kingston University, UK, and an M.Sc. with distinction from the University of London, UK.
We believe that Ms. Simpson’s extensive experience serving as an executive, director and consultant in the biotechnology industry qualifies her to serve as a member of our Board of Directors.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.
Board Composition and Diversity
On August 6, 2021, the SEC approved amendments to the Listing Rules of The Nasdaq Stock Market related to board diversity. This New Listing Rule 5605(f) requires smaller reporting companies to have, or explain why it does not have, at least two members of its board of directors who are diverse, as defined under said rule, including at least one director who self-identifies as female. The second diverse director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an Underrepresented Minority (as defined under Nasdaq Rule 5605(f)(1)).
Of all of the members of the Board of Directors, one member of the Board of Directors self-identified as female, none of the members of the Board of Directors self-identified as LGBTQ+, and none of the members of the Board of Directors self-identified as an Underrepresented Minority. We believe the Board of Directors will meet the diversity objectives of Nasdaq Listing Rule 5605(f) and the following table includes information on the diversity of the Board of Directors based upon information voluntarily provided by each director.
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Board Diversity Matrix (As of May 18, 2023)
Total Number of Directors: 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races of Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of May 18, 2023 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors and our director nominees; and
•all of our executive officers, and directors and director nominees as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days of May 18, 2023. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.
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The percentage of beneficial ownership in the table below is based on 2,918,954 shares of common stock deemed to be outstanding as of May 18, 2023.

	Common Stock Beneficially Owned
	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Name and Address of Beneficial Owner
Greater than 5% Stockholders
Altium Capital Management, LP(1)	302,006	9.99%
TEP Biotech, LLC(2)	204,909	7.0%
Directors and Named Executive Officers(3)
W. Marc Hertz, Ph.D.(4)	385,510	13.2%
Leanne Kelly(5)	1,646	*
David Baker(6)	5,865	*
Roelof Rongen	—	—%
Camilla V. Simpson, M.Sc.	—	—%
David Szekeres	—	—%
All directors and executive officers as a group (8 persons)	737,399	25.3%
_____________
*Represents beneficial ownership of less than one percent of our outstanding common stock.
(1)Represents 197,874 shares of Common Stock held by Altium Growth Fund, LP and 104,132 shares of common stock issuable upon exercise of the Equity Warrants within 60 days after May 18, 2023. Altium Capital Management, LP, the investment manager of Altium Growth Fund, LP, has voting and investment power over these securities. Jacob Gottlieb is the managing member of Altium Capital Growth GP, LLC, which is the general partner of Altium Growth Fund, LP. Each of Altium Growth Fund, LP and Jacob Gottlieb disclaims beneficial ownership over these shares.
(2)Consists of 204,909 shares of common stock held by TEP Biotech, LLC. The address of TEP Biotech, LLC is 23851 E. Ontario Pl., Aurora, CO 80016. John Norton is the manager of TEP Biotech, LLC and has voting and investment power over these securities and may be deemed to have beneficial ownership over the securities held of record by TEP Biotech, LLC. This information is based solely on a Schedule 13G filed with the SEC by TEP Biotech, LLC with the SEC on May 2, 2023, which reported ownership as of April 24, 2023.
(3)In accordance with the Merger Agreement and effective as of the Effective Time, the Board appointed W. Marc Hertz, Ph.D., David Szekeres, Roelof Rongen, and Camilla V. Simpson, M.Sc. to the Board. David Baker, an existing director of Vallon, remained on the Board. Mr. Szekeres was appointed as the chair of the Board. In accordance with the Merger Agreement and effective as of the Effective Time, the Board appointed W. Marc Hertz, Ph.D. as the Company’s President and Chief Executive Officer (principal executive officer), Leanne Kelly as the Company’s Chief Financial Officer (principal financial and accounting officer), Vipin Kumar Chaturvedi, Ph.D. as the Company’s Chief Scientific Officer, and Albert Agro, Ph.D. as the Company’s Chief Medical Officer, each effective as of the Closing and to serve at the discretion of the Board. Except as otherwise noted below, the address of the beneficial owner is c/o GRI Bio, Inc. 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
(4)Consists of 385,510 shares of common stock.
(5)Consists of (i) 208 shares of common stock and (ii) 1,438 shares of common stock issuable pursuant to stock options exercisable within 60 days of May 18, 2023.
(6)Consists of (i) 294 shares of common stock and (ii) 5,571 shares of common stock issuable pursuant to stock options exercisable within 60 days of May 18, 2023.
(7)Consists of (i) the shares of common stock described in footnotes (4) through (6) above, (ii) 172,189 shares of common stock held by Vipin Kumar Chaturvedi, Ph.D. and (iii) 172,189 shares of common stock held by Albert Agro, Ph.D.

Delinquent Section 16(a) Reports
Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements during 2022 were complied with by each person who at any time during 2022 was a director or an executive officer or held more than 10% of our common stock.
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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Under the listing requirements of The Nasdaq Capital Market, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees must be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. A director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors and our director nominees, except W. Marc Hertz, Ph.D. and David Baker, are independent directors, including for purposes of the rules of The Nasdaq Capital Market and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The composition and functioning of our Board of Directors and each of our committees comply with all applicable requirements of The Nasdaq Capital Market and the rules and regulations of the SEC.

Board Leadership Structure and Role of the Board in Risk Oversight

The Board of Directors is responsible for the control and direction of the Company. At present, the Board has elected to separate the positions of Chairman and Chief Executive Officer. Dr. Hertz will serve as Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. Mr. Szekeres will serve as the Chairman of the Company’s Board of Directors. The Board believes that this structure will serve the Company well by maintaining a link between management, through Dr. Hertz’s membership on the Company’s Board of Directors, and the non-executive directors led by Mr. Szekeres in his role as a non-executive Chairman.
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures facing the Company and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether such practices are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Meetings

Our Board of Directors held 17 meetings during 2022. Each director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2022. Though we do not have a formal policy regarding
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attendance, each member of our Board of Directors is strongly encouraged to attend each annual meeting of our stockholders. Two directors attended our annual meeting of stockholders held in 2022.

Board Committees

Our Board of Directors established an audit committee, a compensation committee and a nominating and corporate governance committee and may establish other committees to facilitate the management of our business. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Our Board of Directors and its committees set meeting schedules throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate.
Our Board of Directors expects to delegate various responsibilities and authority to committees as generally described below. The committees regularly report on their activities and actions to the full Board of Directors. Each member of each committee of our Board of Directors qualifies as an independent director in accordance with the listing standards of The Nasdaq Capital Market. Each committee of our Board of Directors has a written charter that was approved by our board of directors.
Copies of each charter are posted on our website at www.gribio.com under the “Investors” section. Information contained on our website is not incorporated by reference into this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.
Audit Committee
The members of our audit committee are Roelof Rongen, Camilla V. Simpson, M.Sc. and David Szekeres, who is the chair of the audit committee.
Our audit committee assists our Board of Directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our financial risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. Our audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs.
Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.
Each member of our audit committee is independent under the rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market applicable to audit committee members. Our Board of Directors has determined that David Szekeres qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of The Nasdaq Capital Market listing standards. In making this determination, our Board has considered Mr. Szekeres’ prior experience, business acumen and independence. Both our independent registered public accounting firm and management periodically meets privately with our audit committee.
We believe that the composition and functioning of our audit committee complies with all applicable requirements of Section 404 of the Sarbanes-Oxley Act of 2002, and all applicable SEC and The Nasdaq Capital Market rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
The members of our compensation committee are David Szekeres and Camilla V. Simpson, M.Sc., who is the chair of the compensation committee.
Each member of our compensation committee is independent under the rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market applicable to compensation committee members. Our compensation committee assists our Board of Directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Our compensation committee, among other responsibilities, evaluates the performance of our chief executive officer and, in consultation with him, evaluates the performance of our other executive officers
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(including officers reporting under Section 16 of the Exchange Act). Our compensation committee also administers our 2015 Plan and our A&R 2018 Plan. The compensation committee is responsible for the determination of the compensation of our chief executive officer, and will conduct its decision making process with respect to that issue without the chief executive officer present.
The compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
•Evaluating, recommending, approving, and reviewing executive officer and director compensation arrangements, plans, policies, and programs;
•Administering our cash-based and equity-based compensation plans;
•Making recommendations to our Board regarding any other Board responsibilities relating to executive compensation.
The compensation committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In 2022, the compensation committee engaged the services of Arnosti Consulting, LLC. (“Arnosti”), an executive compensation consulting firm, to review and provide recommendations concerning certain of the components of the Company’s executive and director compensation programs. Arnosti performed services solely on behalf of the compensation committee and had no relationship with the Company or management except as it may have related to the services performed. The compensation committee assessed the independence of Arnosti pursuant to SEC rules and the corporate governance rules of the Nasdaq Capital Market and concluded that no conflict of interest existed that would have prevented Arnosti from independently representing the compensation committee.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Camilla V. Simpson, M.Sc. and Roelof Rongen, who is the chair of the nominating and corporate governance committee.
Each member of our nominating and corporate governance committee is independent under the rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market, applicable to nominating and corporate governance committee members. Our nominating and corporate governance committee’s responsibilities include:
•evaluating and making recommendations to the full Board as to the composition, organization and governance of our Board of Directors and its committees,
•evaluating and making recommendations as to director candidates,
•evaluating current Board members’ performance,
•developing continuing education programs for directors, as needed,
•overseeing the process for the dissemination of information to the Board and its committees,
•reviewing its own performance and the nominating and corporate governance committee charter annually,
•overseeing the process for CEO and other executive officer succession planning, and
•developing and recommending governance guidelines for the Company.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board of Directors, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chair of our nominating and corporate governance committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.
Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board of Directors. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting our Company, experience on other boards of directors preferably public company boards, and time available for meetings and consultation on Company matters. Our nominating and corporate governance committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board of Directors, to our Company and our stockholders. Candidates whose evaluations are favorable are recommended by our nominating and
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corporate governance committee to the full Board of Directors for consideration. The full Board of Directors selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, it must follow the procedures described in our Amended and Restated Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•all information relating to such person that would be required to be disclosed in a proxy statement;
•certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination or propose such business;
•a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•certain information about any other security holder of the Company who supports the proposed nominee;
•a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•additional disclosures relating to stockholder nominees for directors, as required by our Bylaws.
Pursuant to our Bylaws, the submission must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that there was no annual meeting in the prior year or the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Stockholder Communication with Directors

Generally, stockholders who have questions or concerns should contact our Investor & Media Relations team as indicated on the “Investors” section of on our website. However, persons wishing to write to our Board of Directors, or to a specified director or committee of our Board of Directors, should send correspondence to our Corporate Secretary at GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037. Electronic submissions of stockholder correspondence will not be accepted.
Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

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Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed fiscal year, on any other entity's board of directors, compensation committee or other committee serving an equivalent function that has one or more officers serving as a member of our Board of Directors or compensation committee.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the Code of Conduct) applicable to all of our employees, executive officers and directors. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Our Code of Conduct is available on the "Investors —Corporate Governance" section of our website at www.gribio.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
Our nominating and corporate governance committee is responsible for overseeing our Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Conduct in a Current Report on Form 8-K within four business days of the waiver or amendment, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the The Nasdaq Stock Market.

Hedging and Pledging Prohibition

Under our Insider Trading Policy, our directors, officers and employees (and such individuals’ family members, other members of their household and any person or entity whose transactions in our securities are subject to such individuals’ control or influence) are strictly prohibited from engaging the following transactions at any time: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledge our securities to secure margin or other loans; and (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. The full text of our Insider Trading Policy is available on the “Investors – Corporate Governance” section of our website at www.gribio.com.

Audit Committee Report

The audit committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The audit committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes.. The audit committee operates pursuant to a written charter that is available on the "Investors -Corporate Governance" section of our website at www.gribio.com.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. EisnerAmper LLP (Eisner Amper), our independent registered public accounting firm for 2022, was responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The audit committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent auditor. In fulfilling its oversight responsibilities with respect to our audited financial statements for the year ended December 31, 2022, the audit committee took the following actions:
•reviewed and discussed with management and Eisner Amper the Company’s audited financial statements for the year ended December 31, 2022;
•considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate;
•discussed with EisnerAmper the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees;
•discussed with EisnerAmper its independence and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC;
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•discussed with EisnerAmper their independence, and received from EisnerAmper the written disclosures and the letter required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the audit committee concerning independence; and
•discussed with EisnerAmper, with and without management present, the scope and results of EisnerAmper’s audit of the Company's financial statements for the year ended December 31, 2022, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
Based on these reviews and discussions, the audit committee recommended to our Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Respectfully Submitted by the
Members of the Audit Committee

David Szekeres (Chair)
Camilla V. Simpson, M.Sc.
Roelof Rongen

RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our written related party transactions policy states that our employees, officers and directors, and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee. The policy provides that our general counsel, or, if we do not then have a general counsel, our principal executive, financial, or accounting officer (each a Designated Officer), must be notified of any request for us to enter into a transaction with such parties in which the amount involved exceeds $120,000 as well as of the facts and circumstances of the proposed transaction. Should an employee of the Company become aware of a related party transaction, regardless of whether such employee is a party to such transaction, such employee will report the related party transaction to the Designated Officer. The Designated Officer shall report such related party transaction to the audit committee for review. In approving or rejecting any such proposal, our audit committee considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, (i) whether the transaction was undertaken in the ordinary course of business; (ii) whether the related party transaction was initiated by us, a subsidiary, or the related party; (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the company than terms that could have been reached with an unrelated third party; (iv) the purpose of, and the potential benefits to us of, the related party transaction; (v) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party; (vi) the related party’s interest in the related party transaction; (vii) whether the related party transaction would impair the independence of an otherwise independent director; and (viii) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

Certain Relationships and Related Party Transactions

In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” since January 1, 2021, we and GRI Operations have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets amounts for the years ended December 31, 2022 and 2021, and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Medice
On January 6, 2020, Vallon entered into a license agreement with Medice, an entity affiliated with a now former director of the Company, which grants Medice an exclusive license, with the right to grant sublicenses, to develop, use, manufacture, market and sell ADAIR throughout Europe. Medice currently markets several attention deficit/hyperactivity disorder (ADHD) products in Europe and is the ADHD market leader in Europe based on branded prescription market share. Medice is responsible for obtaining regulatory approval of
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ADAIR in the licensed territory. Under the license agreement, Medice paid Vallon a minimal upfront payment and will pay milestone payments of up to $6.3 million in the aggregate upon first obtaining regulatory approval to market and sell ADAIR in any country, territory or region in the licensed territory and upon achieving certain annual net sales thresholds.
2020 Voting Agreement
On December 30, 2020, Vallon entered into the 2020 Voting Agreement with Dov Malnik and Tomer Feingold, pursuant to which at every meeting of its stockholders and at every adjournment or postponement thereof, Messrs. Malnik and Feingold (in their capacity as stockholders) shall have the right to vote all common stock held by them collectively constituting no more than 9.99% of the total number of shares of common stock issued and outstanding as of the record date for voting on the matters presented at such meeting or taking action by written consent (Share Voting Cap). The common stock held or otherwise beneficially owned by Messrs. Malnik and Feingold in excess of the Share Voting Cap (Excess Shares) shall be voted at every meeting of the stockholders of Vallon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders, in a manner that is proportionate to the manner in which all other holders of the issued and outstanding shares of Vallon common stock vote in respect of each matter presented at any such meeting and in respect of each action taken by written consent. Furthermore, each of Messrs. Malnik and Feingold executed an irrevocable proxy for the voting of the Excess Shares in accordance with the 2020 Voting Agreement. The 2020 Voting Agreement terminates on the earliest to occur of (i) the date following the effective date of the 2020 Voting Agreement on which Messrs. Malnik and Feingold’s collective beneficial ownership of Vallon common stock falls below 9.99%, (ii) the third anniversary of the effectiveness of Vallon’s registration statement relating to the IPO, or (iii) with respect to either Messrs. Malnik or Feingold, the date on which any proceeding before or brought by the SEC against such stockholder has been terminated or otherwise concluded. On May 17, 2022, the 2020 Voting Agreement terminated when Messrs. Malnik and Feingold’s collective beneficial ownership of Vallon common stock fell below 9.99%.
2021 Convertible Note Financing
In January 2021, we entered into a Convertible Promissory Note Purchase Agreement with certain existing stockholders, including Salmon Pharma and David Baker, our Chief Executive Officer, pursuant to which we issued convertible promissory notes (2021 Convertible Notes) for cash proceeds of $350,000. The 2021 Convertible Notes bear an interest rate of 7.0% per annum, non-compounding, and had a maturity date of September 30, 2021. The 2021 Convertible Notes were convertible into shares of our capital stock offered to investors in any subsequent equity financing, or Qualified Financing (as defined therein), after the date of their issuance in which we issued any of our equity securities and were convertible at a 20.0% discount to the price per share offered in such Qualified Financing.
On February 12, 2021, we consummated the initial public offering (IPO) of our common stock, which was considered a Qualified Financing. Accordingly, the 2021 Convertible Notes converted into an aggregate of 1,830 shares of our common stock immediately prior to the closing of the IPO at a conversion price of $192.00 per share.
TEP Convertible Promissory Note
In November 2018, GRI Operations and TEP Biotech, LLC (TEP) entered into a convertible note and warrant purchase agreement pursuant to which TEP agreed to fund up to $5.0 million to GRI Operations in exchange for a convertible promissory note (the TEP Note) and a warrant to purchase up to 675,000 shares of GRI Operations common stock at an exercise price of $0.01 per share. The TEP Note was secured by GRI Operations’ assets and accrues simple interest on the outstanding principal balance at a rate of 12% per annum. The total outstanding principal and accrued interest balance was initially due on the earlier of GRI Operations’ next financing (as defined therein) and May 2, 2020 (the Maturity Date).
Amendments to TEP Note
In December 2019, GRI Operations and TEP amended the TEP Note. In lieu of TEP funding the second $2.5 million tranche, TEP made a first additional advance of $0.5 million to GRI in exchange for a convertible promissory note, a warrant to purchase up to 461,725 shares of GRI Operations common stock at an exercise price of $0.01 per share, and the assignment of GRI Operations’ rights under a certain call option agreement. The call option agreement, which was entered into in 2015, provided GRI Operations with the right to repurchase up to 1,050,000 shares of GRI Operations common stock held by the counterparty for $1.00 per share at any time before April 1, 2025.
In July 2020, the TEP Note maturity date was extended to August 31, 2020, and in March 2021, TEP agreed to forbear on its available right to exercise remedies on account of GRI Operations’ failure to pay the past due principal and accrued interest balance until October 31, 2021.
In May 2021, GRI Operations and TEP further amended the TEP Note, and TEP agreed to make a second additional advance of $0.5 million to GRI Operations in exchange for a convertible promissory note with separate, modified conversion options.
In July 2022, GRI Operations and TEP further amended the TEP Note, and TEP agreed to make a third additional advance of $125,000 to GRI Operations in exchange for a convertible promissory note and a warrant to purchase up to 31,250 shares of GRI Operations common stock at an exercise price of $0.01 per share.
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Conversion of TEP Note
In December 2022, in connection with the execution of the Merger Agreement, the TEP Note converted in full into 4,150,000 shares of GRI Operations common stock pursuant to a conversion agreement executed by GRI and TEP. Upon conversion, TEP became a beneficial owner of more than 5% of GRI Operations common stock.
GRI Policy for Approval of Related Person Transactions
While GRI Operations does not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the GRI Operations board reviews and considers the interests of its directors, executive officers and principal stockholders in its review and consideration of transactions.
Employment Agreements
We have entered into employment agreements with certain of our executive officers. See the “Executive Compensation” section of this Proxy Statement.
Equity Grants
We have granted stock options to certain of our executive officers and members of our board of directors. See the “Executive Compensation” section of this Proxy Statement.
Indemnification and Limitation on Liability
We have entered into indemnification agreements with each of our directors and officers. These agreements provide that we will indemnify each of our directors, our executive officers and, at times, their affiliates to the fullest extent permitted by Delaware law. We will advance expenses, including attorneys’ fees (but excluding judgments, fines and settlement amounts), to each indemnified director, executive officer or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us or in furtherance of our rights. Additionally, certain of our directors or officers may have certain rights to indemnification, advancement of expenses or insurance provided by their affiliates or other third parties, which indemnification relates to and might apply to the same proceedings arising out of such director’s or officer’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors or officers are primary and any obligation of such affiliates or other third parties to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

EXECUTIVE COMPENSATION

Prior to the Merger, our named executive officers for the year ended December 31, 2022 were:
•David Baker, our former Chief Executive Officer;
•Leanne Kelly, our Chief Financial Officer; and
•Penny Toren, our former Senior Vice President, Regulatory Affairs & Project Management.
We have also included the principal executive officer of GRI Operations:
•W. Marc Hertz, Ph.D. Chief Executive Officer
Pursuant to the closing of the Merger, W. Marc Hertz, Ph.D. and Leanne Kelly became executive officers of the Company as of the Effective Time.
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Summary Compensation Table
The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers and the principal executive officer of GRI Operations during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)			Total ($)
W. Marc Hertz, Ph.D.	2022	343,750	(4)(6)	—	—	—	—		343,750	343,750
President and Chief Executive Officer	2021	375,000	(5)(6)	—	—	—	—		375,000	375,000
Leanne M. Kelly	2022	283,893		20,820	210,428	149,888	8,400	(7)		673,429
Chief Financial Officer	2021	177,604		—	259,136	55,772	6,347	(7)		498,859
David Baker	2022	417,266		20,820	251,494	210,000	24,183	(8)		923,763
Former President and Chief Executive Officer	2021	391,553		—	259,136	150,000	26,191	(8)		826,880
Penny S. Toren(9)	2022	82,437		—	84,171	—	131,729	(7)(10)		298,337
Former Senior Vice President, Regulatory Affairs & Program Management	2021	256,871		—	64,784	30,174	7,544	(7)		359,373
(1)The amounts in this column represent the aggregate grant date fair value of the restricted stock units (RSUs) calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in Vallon’s audited financial statements (Note 3. Summary of Significant Accounting Policies -Stock-based compensation and Note 11. Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2022. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based upon the probable outcome of the performance conditions. RSU awards with performance conditions that have been deemed not probable of achievement as of the grant date have not been included in this column as no compensation expense has been recognized under ASC Topic 718 during the year ended December 31, 2022. In December 2022, the RSU awards granted to Mr. Baker and Ms. Kelly were cancelled. Compensation expense equal to the grant date fair value of the cancelled awards expected to vest at the date of cancellation was recognized under ASC Topic 718. No RSUs were granted to Ms. Toren.
(2)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in Vallon’s audited financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 11. Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2022, as filed with the SEC.
(3)The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See "Executive Officer and Director Compensation - Elements of Compensation - Non-Equity Incentive Plan Compensation" below.
(4)Dr. Hertz was issued 369,003 restricted shares of GRI Operations common stock on December 7, 2022, of which 275,250 shares were issued in lieu of $275,250 of salary earned from January 1, 2022 through September 30, 2022 and foregone at the election of Dr. Hertz. Dr. Hertz also received $68,500 of salary paid in cash. The remaining restricted shares issued on December 7, 2022 related to salary earned in 2021.
(5)Dr. Hertz was issued 334,790 restricted shares of GRI Operations common stock on March 31, 2021 of which 24,039 shares were issued in lieu of $31,251 of salary earned from January 1, 2021 through March 31, 2021 and foregone at the election of Dr. Hertz. The remainder of the restricted shares issued on March 31, 2021 related to salary earned during the period from January 1, 2016 through December 31, 2020. In addition, Dr. Hertz was issued 369,003 restricted shares of GRI Operations common stock on December 7, 2022, of which 93,753 shares were issued in lieu of $93,753 of salary earned from January 1, 2022 through September 30, 2022 and foregone at the election of Dr. Hertz. The remainder of the restricted shares issued on December 7, 2022 related to salary earned during the period from January 1, 2022 through March 31, 2022. Dr. Hertz also received $249,996 of salary paid in cash.
(6)The amount included for restricted stock awards represents represent the aggregate grant date fair value for such stock awards computed in accordance with FASB ASC Topic 718. The shares vest upon the earliest to occur of completion of a change of control of GRI, the expiration of a lock-up period following GRI’s initial public offering, or the executive officer’s death, disability or termination of employment or other service to GRI by GRI or its shareholders other than for cause or for performance reasons.
(7)The amounts reflect matching contributions to the named executive officers’ accounts under our SIMPLE IRA plan.
(8)The amounts reflect matching contributions to the named executive officer’s account under Vallon’s SIMPLE IRA plan, an auto allowance and amounts paid with respect to short and long-term disability and life insurance for the benefit of the named executive officer. The amounts reflect SIMPLE IRA matching contribution of $10,200 and $12,000 for 2022 and 2021, respectively; an auto allowance of $6,000 in both 2022 and 2021, and insurance benefits of $7,983 in both 2022 and 2021.
(9)On April 19, 2022, Penny S. Toren's position as Senior Vice President, Regulatory Affairs & Project Management of Vallon was eliminated, effective immediately.
(10)Amounts include severance payments of $129,500 as a result of the elimination of the named executive officer’s position on April 19, 2022.
Elements of Compensation
2022 Base Salaries
Effective as of March 1, 2022, Mr. Baker’s annual salary was increased to $420,000, Ms. Kelly’s salary was increased to $285,500 and Ms. Toren’s annual salary was increased to $259,000. Dr. Hertz’s annual salary was $375,000.
On April 20, 2023, Dr. Hertz was appointed the Chief Executive Officer and Ms. Kelly was appointed Chief Financial Officer of GRI, effective as of the Effective Time. The employment agreements with Dr. Hertz and Ms. Kelly provide for an annual base salary of $375,000 and $312,500, respectively.
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Non-Equity Incentive Plan Compensation
Prior to the Merger, each of our named executive officers was eligible to receive an annual performance bonus based on the achievement of corporate and personal objectives as determined by our board of directors or compensation committee. Each executive officer was assigned a target bonus expressed as a percentage of base salary. For 2022, the target bonus opportunities for Mr. Baker, Ms. Kelly and Ms. Toren, expressed as a percentage of base salary, were 50%, 35% and 20%, respectively. Actual performance bonus payments depend on the extent to which we achieve pre-established corporate objectives for the year, along with an overall assessment of the executive’s respective personal performance, as determined by our board of directors or compensation committee. In the first quarter of 2023, our compensation committee assessed our level of achievement of these objectives. Based on this assessment, our compensation committee determined that our performance relative to the corporate objectives warranted a payout of 100% of the target bonus opportunity, subject to adjustments for personal performance. As a result of the elimination of her position, Ms.Toren did not earn a bonus in 2022.
In addition to annual performance bonuses, in December 2022, each of Mr. Baker and Ms. Kelly were granted a bonus of $75,000 to be paid upon the closing of the Merger subject to the executive’s continued employment until the date of the closing of the Merger.
Prior to the Merger, Dr. Hertz’s bonus awards were determined at the discretion of the GRI Operations Board.
Actual bonus amounts paid with respect to 2022 are reflected in the "Non-Equity Incentive Compensation" column of the Summary Compensation Table above.
On April 20, 2023, Dr. Hertz was appointed the Chief Executive Officer and Ms. Kelly was appointed Chief Financial Officer of GRI, effective as of the Effective Time. Pursuant to his employment agreement, Dr. Hertz is eligible to receive a discretionary annual performance bonus with a target bonus equal to 50% of his then current annual base salary. Pursuant to her employment agreement, Ms. Kelly is eligible to receive a discretionary annual performance bonus with a target bonus equal to 20% of her then current annual base salary for the first year of her employment and 35% of her then current annual base salary thereafter, a signing bonus of $100,000, and a retention bonus of $50,000, to be paid on the first anniversary of the closing of the Merger.
Option Awards Granted During 2022
On February 15, 2022, each of Mr. Baker, Ms. Kelly and Ms. Toren was granted a non-qualified stock option to purchase 2,033, 1,667 and 667 shares of our common stock, respectively, with exercise prices of $168.90 per share, which was equal to the closing price of our common stock on the date of grant. Subject to the executive’s continued employment on each applicable vesting date, 25% of the shares underlying these options vest on February 15, 2023, with the remainder vesting in equal quarterly installments thereafter through February 15, 2026. As a result of the elimination of her position, Ms.Toren’s 2022 option grant was forfeited.
On May 16, 2022, Mr. Baker and Ms. Kelly were each granted 2,500 restricted stock units of our common stock. Vesting of the restricted stock units was subject to the achievement of certain milestones. In December 2022, the restricted stock units granted to Mr. Baker and Ms. Kelly were cancelled.
Pursuant to Ms. Kelly’s employment agreement with GRI, she will receive a grant of an option to purchase up to 83,333 shares of the Company, which will be granted within 180 calendar days of the closing of the Merger, at an exercise price that is equal to the “Fair Market Value,” as defined in her employment agreement.
Qualified Retirement Plan
We offer our employees, including our named executive officers, retirement and certain other benefits, including participation in the tax-qualified SIMPLE IRA retirement plan sponsored by the Company in the same manner as all of our other employees. Pursuant to the SIMPLE IRA program, employees are eligible to contribute to an individual SIMPLE IRA account on a tax-deferred basis. If an employee participates in the SIMPLE IRA plan, we make a matching contribution to the employee’s SIMPLE IRA account in an amount up to 3% of the employee’s base salary (subject to applicable IRS compensation limits). In 2022, Mr. Baker, Ms. Kelly and Ms. Toren contributed to the SIMPLE IRA and received a related matching contribution. Participants are fully vested in both their own contribution and the matching contributions at all times.
We do not maintain any deferred compensation, pension, or profit-sharing plans.
Employment Agreements
We have entered into an employment agreement with each of our named executive officers. The employment agreements provide that the executive will receive a base salary and be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives. Pursuant to the employment agreements, each executive's base salary and target bonus will be reviewed periodically by our compensation committee or board of directors. The employment agreements also provide for certain termination benefits, which are described below in the section entitled "Potential Payments Upon a Termination or Change in Control."
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Our named executive officers are also entitled to participate in all of our retirement and group welfare plans, subject to the terms and conditions applicable to such plans. Further, each named executive officer's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement and assignment of inventions provisions. The employment agreements with each named executive officer other than Dr. Hertz also include non-competition and non-solicitation provisions.
Potential Payments Upon a Termination or Change in Control
In addition to those potential payments described below, regardless of the manner in which a GRI named executive officer’s service terminates, that named executive officer is entitled to receive compensation amounts earned during his or her term of service, including unpaid salary and other accrued benefits, as applicable. In addition, each named executive officer is entitled to receive certain benefits upon the Company’s termination of his or her employment without cause or his or her resignation for good reason.
W. Marc Hertz, Ph.D.
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case not in connection with a change in control, then Dr. Hertz would be entitled to the following severance benefits:
•continued base salary for a period of 12 months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided he was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that he obtains alternative coverage).
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case within the one-year period following a change in control transaction, then Dr. Hertz would be entitled to the following severance benefits:
•continued base salary for a period of 18 months, plus a lump sum payment equal to 150% of his target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 18 months (or such earlier date that she obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Leanne Kelly
Pursuant to her employment agreement with us, if Ms. Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case not in connection with a change in control, then Ms. Kelly would be entitled to the following severance benefits:
•continued base salary for a period of nine months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided she was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of nine months (or such earlier date that she obtains alternative coverage).
Pursuant to her employment agreement with us, if Ms.Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case within the one-year period following a change in control transaction, then Ms. Kelly would be entitled to the following severance benefits:
•continued base salary for a period of 12 months, plus a lump sum payment equal to 100% of her target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that she obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
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David Baker
Pursuant to his employment agreement with us, if Mr. Baker’s employment were terminated by us without cause or terminated by Mr. Baker for good reason, in either case not in connection with a change in control, then Mr. Baker is entitled to the following severance benefits:
• continued base salary for a period of 12 months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided he was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that he obtains alternative coverage).
Pursuant to his employment agreement with us, if Mr. Baker’s employment were terminated by us without cause or terminated by Mr. Baker for good reason,in either case within the one-year period following a change in control, then Mr. Baker would be entitled to the following severance benefits:
•continued base salary for a period of 18 months, plus a lump sum payment equal to 150% of his target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 18 months (or such earlier date that he obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Pursuant to the closing of the Merger on April 21, 2023, Mr. Baker resigned from the Company and entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement and his current employment agreement, Mr. Baker will receive continuation of his current salary and subsidized premiums for COBRA coverage for 18 months. In addition, Mr. Baker received a lump sum payment equal to 150% of his target bonus.
Penny Toren
Pursuant to her employment agreement with us, if Ms. Toren’s employment were terminated by us without cause or terminated by Ms. Toren for good reason, then Ms. Toren would be entitled to continued base salary for six months. Ms. Toren’s employment was terminated
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without cause on April 19, 2022, and she therefore was entitled to receive this severance payment on the terms, and subject to the conditions, of her employment.
Outstanding Equity Awards at Fiscal Year-End
Stock Option Awards
The following table sets forth the outstanding stock option awards as of December 31, 2022, held by our named executive officers, on an award-by-award basis, setting forth the total number of shares underlying each stock option award that are (i) exercisable, but not yet exercised, (ii) unexercisable and not yet exercised, and (iii) total aggregate amount underlying each award. All equity awards granted to David Baker and Leanne Kelly for the year ended December 31, 2022 were made pursuant to the A&R 2018 Plan. Each vested, unexpired and unexercised option to purchase Vallon common stock outstanding immediately prior to the Merger continued to remain outstanding following the Effective Time in accordance with its terms. Each unvested, unexpired and unexercised option to purchase Vallon common stock outstanding immediately prior to the Merger was cancelled for no consideration at the Effective Time. All equity awards granted to W. Marc Hertz, Ph.D. were made pursuant to the 2015 Plan. Each existing unexpired and unexercised option to purchase GRI Operations common stock prior to the Merger, whether vested or unvested, was converted into and became an option to purchase shares of our common stock in full pursuant to the Merger Agreement effective as of immediately prior to the Effective Time.

	Option Awards(10)							Stock Awards(10)
Name	Number of Securities Underlying Unexercised, Options (#) Exercisable	Number of Securities Underlying Unexercised, Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
W. Marc Hertz, Ph.D.								13,800	(1)(2)	—
Chief Executive Officer								12,521	(1)(3)	—
								41,289	(1)(4)	—

Leanne Kelly	875	1,458	(5)	1,000	(5)	109.80	5/14/2031
Chief Financial Officer	—	1,666	(6)	—		168.90	2/15/2032	—	(7)	—

David Baker	1,562	—		—		55.20	10/1/2028
Former Chief Executive Officer	2,041	—		—		66.00	2/5/2029
	—	—		1,250	(8)	141.60	5/22/2030
	1,250	2,083	(9)	—		109.80	5/14/2031
	—	2,033	(6)	—		168.90	2/15/2032	—	(7)	—
__________________

(1)The shares vest upon the earliest to occur of completion of a change of control of GRI, the expiration of a lock-up period following GRI’s initial public offering, or Dr. Hertz’s death, disability or termination of employment or other service to GRI by GRI or its shareholders other than for cause or for performance reasons. The completion of the Merger was not a change of control.
(2)Restricted shares of GRI Common Stock granted on December 7, 2022.
(3)Restricted shares of GRI Common Stock granted on March 31, 2021.
(4)Restricted shares of GRI Common Stock granted on April 2, 2015.
(5)70% of the stock option award will vest 25% on the first anniversary of the vesting start date (May 14, 2021) and 6.25% (1/16th of such shares) for each subsequent full quarter that the executive remains employed with us. The remaining 30% of the stock option award will vest upon the satisfaction of certain performance milestones.
(6)The stock options award will vest 25% on the first anniversary of the vesting start date (February 15, 2022) and 6.25% (1/16th of such shares) for each subsequent full quarter that the executive remains employed with Vallon.
(7)On May 16, 2022, Mr. Baker and Ms. Kelly were each granted 2,500 restricted stock units of our common stock. Vesting of the restricted stock units was subject to the achievement of certain milestones. In December 2022, the restricted stock units granted to Mr. Baker and Ms. Kelly were cancelled.
(8)The stock option award will vest upon satisfaction of certain performance milestones.
(9)The stock options award will vest 25% on the first anniversary of the vesting start date (May 14, 2021) and 6.25% (1/16th of such shares) for each subsequent full quarter that the executive remains employed with us.
(10)Penny S. Toren’s position was eliminated on April 19, 2022 and all outstanding stock option awards were forfeited. Ms. Toren had no outstanding option or stock awards as of December 31, 2022.
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DIRECTOR COMPENSATION

Director Compensation and Compensation Table
Our director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program generally includes a cash component, which is designed to compensate non-employee directors for their service on our Board of Directors and an equity component, which is designed to align the interests of non-employee directors and stockholders. Directors who are employees of the Company receive no additional compensation for their service on our Board.
The compensation committee annually reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee director in serving on our Board and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and benchmarks our director compensation program against those maintained by our peer group.
Effective as of July 1, 2022, our non-employee director compensation program provides that each non-employee Board member will receive the following compensation:
•An annual cash retainer of $30,000 for service on the Board, which the non-employee director may instead elect to receive the annual retainer in an award of a stock option in lieu of cash.
•Non-employee directors who are first appointed or elected to the Board will receive an initial stock option grant to purchase 500 shares, which generally will vest in quarterly installments over two years.
•A non-employee director who (i) is serving on the Board as of the date of any annual meeting of our stockholders after July 2, 2022 and has been serving as a non-employee director for at least six months as of the date of such meeting, and (ii) will continue to serve as a non-employee director immediately following such meeting, shall be automatically granted an option grant to purchase 250 shares on the date of such annual meeting, which generally will vest in quarterly installments over one year.
In addition to any other consideration received, our non-employee director compensation program provides that non-employee Board members serving as a chairperson will receive the following additional consideration:
•The audit committee chair will receive an additional annual retainer of $15,000
•The compensation committee chair will receive an additional annual retainer of $10,000
•The nominating and corporate governance committee chair will receive an additional annual retainer of $5,000
•A director serving as chairperson of the Board as of July 1 of any calendar year will be automatically granted RSUs with a value of $20,000. The number of RSUs granted will be based on the average closing per-share price of the Company’s common stock for the 30 trading days immediately preceding the date of grant and shall vest in equal quarterly installments over one year.
A non-employee director may instead elect to receive annual retainer for serving as a chairperson in an award of a stock option in lieu of cash.
Vallon Director Compensation
The following table provides information on compensation paid to Vallon non-employee directors in 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(2)(7)		Total ($)
Richard Ammer	15,123	—		3,005	(3)	18,129
Meenu Karson	25,205	—		83,687	(4)	108,893
Ofir Levi(5)	—	—		—		—
Joseph Payne	20,164	—		3,005	(3)	23,169
Marella Thorell	32,479	23,574	(6)	3,005	(3)	35,484
_________________
(1)The amounts in this column represent the aggregate grant date fair value of the RSUs calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards.The assumptions made in valuing the option awards reported in this column are described in Vallon’s audited financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 11. Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2022, as filed with the SEC.
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(2)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in our audited financial statements (See Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 11. Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2022, as filed with the SEC.
(3)Options to purchase 250 shares of common stock were granted on June 9, 2022 and vest quarterly over a 12-month period.
(4)Options to purchase 500 shares of common stock were granted on February 23, 2022 which vest monthly over a 24-month period.
(5)Dr. Levi resigned from the Company’s Board of Directors on March 28, 2022.
(6)Includes 1,267 RSUs granted on July 1, 2022 which vest quarterly over a 12-month period. In December 2022, 950 unvested RSUs were cancelled.
(7)The following table shows the aggregate number of outstanding shares of common stock underlying outstanding option and stock awards held by our non-employee directors as of December 31, 2022:

Name	Outstanding Option Awards	Outstanding Stock Awards
Richard Ammer	1,090	—
Meenu Karson	500	—
Joseph Payne	1,226	—
Marella Thorell	750	—
GRI Director Compensation
Prior to the Merger, Directors who were employed by GRI Operations were not compensated for their service on our Board for the year ended December 31, 2022, and we had no formal arrangements under which directors receive compensation for their service on our Board.
As of December 31, 2022, George Yakatan, a former director of GRI Operations, held vested options to purchase 5,112 shares of our common stock that were granted in 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2022:

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)	23,142	$118.20	24,303 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	23,142	$118.20	24,303
_____________
(1)The number of shares of our common stock authorized under the 2018 Plan automatically increases on January 1st of each year until the expiration of the 2018 Plan, in an amount equal to four percent of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, subject to the discretion of our Board of Directors or compensation committee to determine a lesser number of shares shall be added for such year.
(2)This table does not include the number of shares issuable upon exercise of issued and outstanding awards under the GRI Bio, Inc. 2015 Equity Incentive Plan. No new awards may be issued under the GRI Bio, Inc. 2015 Equity Incentive Plan. As of May 18, 2023, a total of 89,472 shares of our common stock were reserved for issuance upon the exercise of outstanding options under the GRI Bio, Inc. 2015 Equity Incentive Plan with a weighted average exercise price of $19.52 per share.
(3) In connection with the Merger, on April 20, 2023, the stockholders of the Company approved the Amended and Restated GRI Bio, Inc. 2018 Equity Incentive Plan (formerly known as the Vallon Pharmaceuticals, Inc. 2018 Equity Incentive Plan) to, among other things, increase the aggregate number of shares by 168,905 shares to 216,666 shares of common stock for issuance as awards under the plan.
Description of Amended and Restated GRI Bio, Inc. 2018 Equity Incentive Plan
On April 21, 2023, the stockholders of the Company approved the Amended and Restated GRI Bio, Inc. 2018 Equity Incentive Plan, formerly the Vallon Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “A&R 2018 Plan”). The A&R 2018 Plan became effective on April 21, 2023, with the stockholders approving the amendment to the A&R 2018 Plan (i) to increase the aggregate number of shares by 168,905 shares to 216,666 shares of Company Common Stock for issuance as awards under the A&R 2018 Plan, (ii) to increase the aggregate maximum number of shares of Company Common Stock that may be issued pursuant to the exercise of incentive stock options under the A&R 2018 Plan to 2,666,666 shares, (iii) to extend the term of the A&R 2018 Plan through January 1, 2033, (iv) to prohibit any action that would be treated as a “repricing” of an award without further approval by the stockholders of Company, and (v) to revise the
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limits on awards to non-employee directors as follows: the aggregate grant date fair value of shares granted to any non-employee director under the A&R 2018 Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $0.75 million; increased to $1.0 million in the year in which such non-employee director initially joins the Board of Directors.
The A&R 2018 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock-based awards to our employees, directors, and consultants. The purpose of the A&R 2018 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. The A&R 2018 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2024 and ending on and including January 1, 2033, equal to the less over (x) 4% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year, and (y) such smaller number of shares as is determined by the Board. The A&R 2018 Plan further authorizes the administrator to amend the exercise price and terms of certain awards thereunder.
Description of GRI Bio, Inc. 2015 Equity Incentive Plan
The GRI Bio, Inc. 2015 Plan Equity Incentive Plan (the “2015 Plan”) was approved by GRI Operations’ stockholders on July 10, 2015. In accordance with the Merger Agreement, on April 21, 2023, the Company assumed the 2015 Plan and the outstanding awards granted thereunder at the Effective Time. The 2015 Plan is administered by the Board or a committee designated by the Board. The 2015 Plan further authorizes the administrator to amend the exercise price and terms of certain awards thereunder. No new awards may be issued under the 2015 Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Accounting Firm

As previously disclosed, on April 21, 2023, the audit committee following careful deliberation, approved the dismissal of EisnerAmper LLP, the Company’s independent registered public accounting firm, and appointed Sadler, Gibb & Associates LLC, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. Sadler, Gibb & Associates LLC has served as GRI Operations’ independent registered public accounting firm since 2020. EisnerAmper LLP (Iselin, New Jersey, Auditor Firm ID: 274) was our independent registered public accounting firm for the fiscal year ended December 31, 2022. The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of Sadler, Gibb & Associates LLC will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Sadler, Gibb & Associates LLC, the audit committee reviewed auditor independence issues and existing commercial relationships with Sadler, Gibb & Associates LLC and concluded that Sadler, Gibb & Associates LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
The following table represents aggregate fees incurred for EisnerAmper services during the years ended December 31, 2022 and 2021 by us.

	December 31,
	2022	2021
Audit Fees (1)	$224,962	$180,760
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$224,962	$180,760
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years as well as the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.
(2)Audit Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" .
(3)Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.
(4)All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories
The audit committee will approve in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The audit committee may form
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and delegate to subcommittees of one or more members of the audit committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts. All audit services provided by EisnerAmper for the periods presented were ratified by our Board of Directors.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that requires it, or the chair of our audit committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our audit committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our audit committee, or the chair of our audit committee pursuant to delegated authority, was obtained for all services provided by EisnerAmper in 2022 and 2021 and the fees for such services.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee, or the chair if such approval is needed between meetings of the audit committee, pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding”. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if requested, our proxy statement and Annual Report unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Notice of Internet Availability of Proxy Materials, or, if requested, our proxy statement and Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary or by phone at (619) 400-1170. If you participate in householding and wish to receive a separate copy of our Notice of Internet Availability of Proxy Materials or, if requested, this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and we will promptly deliver a separate copy of our Notice of Internet Availability of Proxy Materials or, if applicable, proxy materials to you.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our Notice of Internet Availability of Proxy Materials, this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Because we have elected to use the “Notice and Access” method of providing proxy materials to you via the Internet, and have mailed to you a Notice of Internet Availability of Proxy Materials directing you to where you can find these proxy materials on the Internet, this Proxy Statement and our Annual Report for the year ended December 31, 2022 have not been mailed to you.
A copy of our 2022 Annual Report to Stockholders (consisting of our Annual Report on Form 10-K for the year ended December 31, 2022 but excluding the exhibits to such Annual Report) will be mailed, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, to the extent requested by such stockholders. Requests for a copy of our 2022 Annual Report to Stockholders should be mailed to GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary.
GRI Bio, Inc. - 2023 Proxy Statement | 38

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

To be considered for inclusion in the proxy statement relating to our 2023 Annual Meeting of Stockholders, the written notice for nominations of persons for election to the Board or the proposal of business other than nominations must be delivered to the Corporate Secretary at the address of our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the 10th day following the day on which the public announcement of the date of such meeting is first made In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in our bylaws, Rule 14a-19 as promulgated under the Exchange Act, or as otherwise permitted by law.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2023 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, GRI Bio, Inc., 2223 Avenida de La Playa Suite 208, La Jolla, CA 92037.
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GRI Bio, Inc. - 2023 Proxy Statement | 39

GRI BIO

GRI BIO, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18918-P96142

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRI BIO, INC.

The Board of Directors recommends you vote FOR each of the nominees specified in Proposal 1 and FOR Proposal 2:

1. To elect the persons listed below as Class III directors each to serve for a three-year term and until such person's successor is duly elected and qualified

Nominees:	For	Against	Abstain
1a. W. Marc Hertz	☐	☐	☐
1b. David Szekeres	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V18919-P96142

GRI BIO, INC.
Annual Meeting of Stockholders
July 7, 2023, at 11:00 AM, Eastern Time
This proxy is solicited by the Board of Directors of GRI Bio, Inc.

The undersigned, revoking any previous proxies relating to these shares, hereby appoints W. Marc Hertz and Leanne Kelly, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of GRI Bio, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders, to be held at 11:00 AM on Friday, July 7, 2023 as a virtual meeting via the Internet at www.virtualshareholdermeeting.com/GRI2023, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

The shares represented by this proxy will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted FOR the election of the nominees specified in Proposal 1 and FOR Proposal 2, in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side